                          RIGGS NATIONAL CORPORATION



                          Subordinated Debt Securities




                   UNDERWRITING AGREEMENT - BASIC PROVISIONS
                   -----------------------------------------






                                January 26, 1994





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                           RIGGS NATIONAL CORPORATION
                          SUBORDINATED DEBT SECURITIES
                   UNDERWRITING AGREEMENT - BASIC PROVISIONS
                   -----------------------------------------


                                                                January 26, 1994

        The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement (a "Terms Agreement") of the type referred to in
Section 1 hereof. With respect to any particular Terms Agreement, the Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as this "Agreement" and all references herein to the "Terms Agreement" shall refer to such Terms Agreement. Terms defined in the relevant Terms Agreement are used herein as therein defined. The term "Representative, " as used herein, means the Underwriter or Underwriters (as defined below) named in the relevant Terms Agreement as Representative or Representatives. If no Underwriter or Underwriters are named in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives" as used herein shall mean the Underwriter (if only one) or all Underwriters (if more than one) listed in such Terms Agreement.

        Riggs National Corporation, a Delaware corporation (the Company), may issue and sell from time to time series of its subordinated debt securities registered under the registration statement referred to below (the Subordinated Notes) to the Underwriters (the Underwriters) named in the Terms Agreement relating to any such Subordinated Notes. The Subordinated Notes may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions and selling prices, with all such terms for any particular series of Subordinated Notes (together with any other terms relating to such series) to be determined and set forth in the Terms Agreement relating to the series.

        The Subordinated Notes are to be issued pursuant to an indenture, dated as of January 1, 1994 (the Indenture), between the Company and The Bank of New York, as trustee. Copies of the Indenture have been delivered to each of the Representatives.

        The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the Act), with the Securities and Exchange Commission (the Commission) a registration statement on Form S-3, including a prospectus relating to the Subordinated Notes, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the Exchange Act) and such registration statement has become effective under the Act.  If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of the
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                                                                               2


Terms Agreement, the most recent such post-effective amendment shall have been declared effective by the Commission. Copies of such registration statement as amended as of the date of the Terms Agreement have been delivered by the Company to the Representatives. As used in this Agreement, (i) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in such registration statement, or amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the rules and regulations of the Commission; (ii) "Registration Statement" means such registration statement, as it became effective under the Act, and as amended or supplemented as of the date of the Terms Agreement (including all exhibits thereto and all documents incorporated therein by reference); (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; (iv) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement specifically relating to the Securities to be purchased by the Underwriters pursuant to the Terms Agreement (Underwritten Securities), in the form in which it is first filed with, or mailed for filing to, the Commission pursuant to paragraph (b) of Rule 424 of the rules and regulations of the Commission (including in each case all documents incorporated therein by reference as of the date of such filing or mailing); and (v) any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of the Preliminary Prospectus or the Basic Prospectus, as the case may be, under the Exchange Act and incorporated by reference. The Company meets the requirements for the use of Form S-3 under the Act, and as of the date of the Terms Agreement the Commission has not issued any order preventing or suspending the use of any Prospectus.

        The Company and the Underwriters agree as follows:

        1.  Sale and Purchase:  The obligation of the Underwriters to purchase,
            -----------------
and the Company to sell, the Underwritten Securities is evidenced by a Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities. The obligations of the Underwriters to purchase the Underwritten Securities will be several and not joint. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Underwritten Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Underwritten Securities, the public offering price of the Underwritten Securities and any terms of the Underwritten Securities not already specified in the Indenture (including, without limitation, designations, denominations, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The terms Agreement specifies any details of the
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                                                                               3

terms of the offering which should be reflected in a post-effective amendment to the Registration Statement or the supplement to the Prospectus relating to the offering of the Underwritten Securities.

        2.  Payment and Delivery:  Delivery of and payment of the purchase price
            --------------------
for the Underwritten Securities shall be made at the office of Simpson Thacher & Bartlett in New York City at 10:00 A.M., New York City time, on the fifth business day/1/ following the date of the Terms Agreement or at such other date, time or location as shall be agreed to by the Underwriters and the Company).
The time at which such payment and delivery are actually made is hereinafter sometimes called the time of purchase. At the time of purchase, the Company shall deliver the Underwritten Securities to the Underwriters against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in federal (same-day) funds or by such other means agreed to by the parties. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Underwritten Securities shall be prepared in definitive fully registered form in such denominations, and registered in such names as the Underwriters shall request in writing not less than three full business days prior to the Delivery Date. The Company shall make the Underwritten Securities available for inspection by the Underwriters in New York, New York not later than 1:00 p.m., New York City time, on the business day prior to the Delivery Date.



        3.  Representations and Warranties of the Company: The Company
            ---------------------------------------------
represents and warrants to each of the Underwriters that:

        (a) the Registration Statement and the Prospectus comply in all material respects with the provisions of the Act and the Trust Indenture Act of 1939, as amended (the Trust Indenture Act); the Registration Statement does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or
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     representation with respect to any statement contained in the Registration
     Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and the plan of distribution and furnished in writing by or on behalf of any



- -----------------------------------
/1/ As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.
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                                                                               4

     Underwriter to the Company expressly for use in the Registration Statement or the Prospectus; the documents incorporated by reference in the Prospectus, at the time they were filed with the Commission (or, if an amendment with respect to any such document was filed and included in the Prospectus, at the time the most recent amendment thereof so included in the Prospectus was filed), complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

        (b) the Company has an authorized capitalization as set forth in the section of the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver the Terms Agreement and the Indenture and to issue and sell the Underwritten Securities as contemplated herein and therein;

        (c) the Company and each of the subsidiaries of the Company (Subsidiaries) listed on Schedule A hereto (such listed Subsidiaries collectively called the Material Subsidiaries) are duly qualified or licensed by, and are in good standing in, each jurisdiction in which they own or lease real property or maintain an office or conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified would reasonably be expected to have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole; the Company and each of its Material Subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions; and all of the issued and outstanding shares of capital stock of each of the Company's Material Subsidiaries (other than directors' qualifying shares, if any) is owned by the Company or its Subsidiaries, in each case free and clear of any liens, encumbrances, security interests or other contractual restrictions on transfer and all shares of such capital stock are duly and validly issued, fully paid and non-assessable (except as otherwise provided by 12 U.S.C. (S) 55 or any comparable provisions of state law);
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                                                                               5

        (d) (i) neither the Company nor any of its Material Subsidiaries (A) is in breach of, or in default in (nor has any event occurred which with notice, lapse of time, or both, would constitute a breach of, or default
     in), the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them or their respective properties are bound, except any such breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the legality, validity or enforceability of the Terms Agreement, the Underwritten Securities or the Indenture, or (B) is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws, and (ii) the execution, delivery and performance of the Terms Agreement and the Indenture and the issuance of the Underwritten Securities and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any provisions of the charter or by-laws of the Company or any of its Material Subsidiaries, (B) any federal, state, local or English law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Material Subsidiaries, or (C) except any such breach or default as would not reasonably be expected to have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole, any provisions of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them or their respective properties may be bound or affected;

        (e) the Indenture has been duly authorized by the Company and when executed and delivered by the Company (if not previously executed and delivered as of the date of the Terms Agreement), and assuming due authorization, execution and delivery thereof by the Trustee, will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

        (f) the Underwritten Securities have been duly authorized by the Company and when executed and delivered by the Company and paid for by the Underwriters pursuant to the Terms Agreement, will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity;

        (g) the Terms Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally and general principle of equity and except to the extent that the indemnification provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

        (h) the Underwritten Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;

        (i) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Underwritten Securities as contemplated hereby other than registration of the Underwritten Securities under the Act, qualification of the Indenture under the Trust Indenture Act, any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Underwritten Securities are being offered by the Underwriters, and the giving of prior written notice by the Company to the Federal Reserve Bank of Richmond (the Reserve Bank) pursuant to the Memorandum of Understanding, dated May 14, 1993 (the MOU), between the Reserve Bank and the Company, which notice has been duly given by the Company; to the best of the Company's knowledge, the Reserve Bank has not objected to the issuance of the Underwritten Securities by the Company as contemplated by this Agreement; and, if applicable, the Company has obtained all necessary approvals and consents of the Reserve Bank and of any other applicable regulatory authority for the redemption of its outstanding subordinated notes as set forth under the caption "Use of Proceeds" in the Prospectus;

        (j) Each of Arthur Andersen & Co. and Ernst & Young, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the

     Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act and the applicable published rules and regulations thereunder;

        (k) each of the Company and its Material Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where any failures to obtain any such licenses, authorizations, consents or approvals, or to make any such filings, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole; neither the Company nor any of its Material Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Material Subsidiaries the effect of which would reasonably be expected to have a material adverse effect on the Company and its Subsidiaries taken as a whole;

        (l) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

        (m) there are no actions, suits or proceedings pending or threatened against the Company or any of its Material Subsidiaries or any of their respective properties, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which would reasonably be expected to result in a judgment, decree or order having a material adverse effect on the financial condition, prospects or property of the Company and its Subsidiaries taken as a whole or on the ability of the Company to perform on a timely basis any obligation under the Terms Agreement, the Underwritten Securities or the Indenture;

        (n) the financial statements included or incorporated by reference in the Registration Statement and the Prospectus (as such financial statements may have been amended prior to the date of the Prospectus) present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in stockholders' equity and cash flows of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in all material respects in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as indicated in the notes thereto);

        (o) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material adverse change, financial or otherwise, in the business, properties, prospects, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, (B) any transaction entered into by the Company or any of its Subsidiaries, or into which the Company or any of its Subsidiaries intends to enter, which is material to the Company and its Subsidiaries taken as a whole, or (C) any obligation, contingent or otherwise incurred, directly or indirectly, by the Company or any of its Subsidiaries which is material to the Company and its Subsidiaries taken as a whole;

        (p) the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the deposit accounts of each of the Company's domestic bank subsidiaries are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (FDIC) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of the Company's knowledge, threatened; except for the MOU, and the Written Agreement, dated as of May 14, 1993 (the Written Agreement), between The Riggs National Bank of Washington (Riggs-Washington) and the Office of the Comptroller of the Currency (the OCC), in each case as disclosed in the Registration Statement and the Prospectus, neither the Company nor any of its Material Subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, written commitment or other written supervisory agreement with the Board of Governors of the Federal Reserve System, the OCC or any other federal or state authority or agency charged with the supervision or insurance of depositary institutions or their holding companies; since the date of the Prospectus, neither the MOU nor the Written Agreement has been materially modified, amended or supplemented nor has the applicable bank regulatory authority advised the Company or Riggs-Washington that it intends or contemplates making any such modification, amendment or supplement; and recognizing that the MOU and the Written Agreement by their terms contemplate that amendments, supplements or modifications may be made thereto by the Reserve Bank or the OCC, as the case may be, the Company has no reason to believe that it is not in
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                                                                               9

     substantial compliance with the terms of the MOU or the Written Agreement.

        4.  Certain Covenants of the Company:  the Company hereby agrees with
            --------------------------------
respect to the Underwritten Securities that are the subject of the applicable Terms Agreement:

        (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Underwritten Securities for offering and sale under the securities or blue sky laws of such states as the Underwriters may designate and to maintain such qualifications in effect as long as reasonably required for the distribution of the Underwritten Securities, provided that the Company shall not be required to (i) qualify as a foreign
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     corporation, (ii) consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Subordinated Notes), (iii) subject itself to taxation in any such jurisdiction or (iv) make any change to its certificate of incorporation or by-laws in connection with such qualification; and to promptly advise the Underwriters of the receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

        (b) to furnish promptly to each of the Representatives and to counsel for the Underwriters a duplicate copy of the signed Registration Statement as originally filed and each amendment or supplement thereto filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

        (c) to deliver promptly to the Underwriters such number of the following documents as the Underwriters may reasonably request during the period referred to in (d) below: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges), the Indenture and these "Underwriting Agreement Basic Provisions", (ii) the Prospectus and (iii) any documents incorporated by reference in the Prospectus (which shall be without exhibits unless otherwise requested);

        (d) to timely file with the Commission during such period following the date of the Terms Agreement as a prospectus is required to be delivered in connection with offers or sales of Underwritten Securities any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Act or requested by the Commission and approved by the Underwriters.
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                                                                              10

        (e) a reasonable time prior to filing with the Commission during the period referred to in (d) above of (i) any amendment or supplement to the Registration Statement, (ii) the Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to any such incorporated document, to furnish a copy thereof to the Underwriters and to counsel for the Underwriters and obtain the consent of the Underwriters to the filing (which consent shall not be unreasonably withheld or delayed);

        (f) to advise the Representatives promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (ii) of any request by the Commission for an amendment or supplement to the Registration Statement (to the extent that the amendment or supplement relates to or covers the Underwritten Securities), to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information affecting the Registration Statement, the Prospectus or the Underwritten Securities, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any written challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, and
     (iv) of receipt by the Company of any notification with respect to the suspension of the qualification (or exemption from qualification) of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

        (g) if, during the period referred to in (d) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the withdrawal of that order at the earliest practicable time;

        (h) to furnish, upon request, to each of the Underwriters, for a period of one year from the date of this Agreement, (i) copies of any reports or other communications which the Company shall send to its securityholders or shall from time to time publish or publicly disseminate and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission;

        (i) to advise the Representatives promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Underwritten Securities is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the prospectus would not include an untrue statement of any material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish to the Representatives a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

        (j) as soon as practicable after the date of the Terms Agreement, to make generally available to its security holders, and to deliver to the Representatives, an earnings statement (which need not be audited) of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement;

        (k) to furnish to you as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 6(b) of this agreement;

        (l) to use its best efforts to apply the net proceeds from the sale of the Underwritten Securities in a manner consistent with the statements set forth under the caption "Use of Proceeds" in the Prospectus;

        (m) to pay all expenses, fees and taxes (other than any transfer taxes) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, if any, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Underwritten Securities,
     (iii) the word processing and/or printing of this Agreement, the Terms Agreement, an Agreement Among Underwriters, any dealer agreements, the Indenture, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Underwritten Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including reasonable legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters in connection therewith) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
     (v) any listing or inclusion of the Underwritten Securities on any securities exchange or quotation system, and any registration thereof under the Exchange Act, (vi) any fees payable to investment rating agencies with respect to the Underwritten Securities, (vii) any filing for review of the public offering of the Underwritten Securities by the National Association of Securities Dealers, Inc. and (viii) the performance of the Company's other obligations under the Terms Agreement; and

        (n) to furnish to the Representatives, before filing with the Commission during the period referred to in paragraph (d) above, a copy of any document proposed to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act.

        5.  Reimbursement of Underwriters' Expenses:  Unless the Underwritten
            ---------------------------------------
Securities are not issued and delivered hereunder as a result of the default by any Underwriter in its obligations hereunder, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of their counsel incurred in connection with the offering of the Underwritten Securities.

        6.  Conditions of Underwriters' Obligations:  The several obligations
            ---------------------------------------
of the Underwriters hereunder with respect to the Underwritten Securities are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the time of purchase, the performance by the Company of its obligations hereunder theretofore to be performed and to the following conditions:

        (a) The Company shall furnish to the Underwriters at the time of purchase an opinion of Sullivan & Cromwell, special counsel for the Company, addressed to each of the Underwriters and dated the time of purchase and in form reasonably satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters, to the effect that:

            (i) the Terms Agreement has been duly authorized, executed and delivered by the Company;

            (ii) the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Underwritten Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Underwritten Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

            (iii) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act; and the Prospectus, and any supplements thereto, have been filed with the Commission within the time period specified by Rule 424(b) under the Act;

            (iv) all regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the issuance, sale and delivery of the Underwritten Securities by the Company to the Underwriters have been obtained or made;

            (v) the issuance of the Underwritten Securities in accordance with the terms of the Indenture and the sale of the Underwritten Securities by the Company to the Underwriters pursuant to the Terms Agreement do not, and the performance by the Company of its obligations under the Indenture will not, (A) violate the charter or by-laws of the Company or any Material Subsidiary or (B) violate any federal law of the United States or law of the State of New York applicable to the Company or its Material Subsidiaries or the General Corporation Law of the State of Delaware; provided that, for the
                                                    --------
          purposes of this clause (B), such counsel need express no opinion with respect to federal or state securities laws, antifraud laws, fraudulent transfer laws or antitrust laws; and provided further, that
                                                          -------- -------
          insofar as the performance by the Company of its obligations under the Indenture and the Underwritten Securities is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights; and

            (vi) the redemption by the Company of its Floating Rate Subordinated Notes Due 1996 and Floating Rate Subordinated Capital Notes due 1996 (together, the "Capital Notes"), as such redemption is described under the section "Use of Proceeds" in the Prospectus, will not result in a default under, or a breach of, the terms of the Indenture, dated as of September 15, 1984, between the Company and Chemical Bank, as successor to

          Manufacturers Hanover Trust Company (Chemical), as trustee, the Indenture, dated as of December 18, 1985, between the Company and Chemical, as trustee, or the securities issued thereunder.

               In connection with their opinions set forth in paragraphs (iv) and (v) above, such counsel shall note that in a letter dated December 8, 1993 (the "Reserve Bank Letter"), the Reserve Bank stated that it has no objection under the MOU to the issuance by the Company of up to $125 million of subordinated debt and the redemption or repurchase of up to $147 million of outstanding subordinated debt of the Company.
          In light of the Reserve Bank Letter, such counsel does not believe that the issuance of the Underwritten Securities or the redemption of the Capital Notes as such redemption is described under the section "Use of Proceeds" in the Prospectus would violate the MOU or would be an unsafe or unsound practice in violation of Section 8 of the Federal Deposit Insurance Act, 12 U.S.C. Section 1818. However, because federal bank regulators have broad discretion, such counsel need not express an opinion on what any bank regulatory authority may determine constitutes an unsafe or unsound practice.

               In addition, such counsel shall state that, as special counsel for the Company, they reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Underwriters and representatives of the Company and its accountants, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder. Such counsel shall also state that between the effectiveness of the Registration Statement and the time of purchase, they participated in further discussions with representatives of the Company and its accountants regarding the contents of certain portions of the Prospectus and certain related matters, and reviewed certificates of certain officers of the Company, and an opinion of the Company's General Counsel and a letter from the Company's independent accountants. Such counsel shall state that on the basis of the information they gained in the course of the performance of the services referred to above, considered in the light of their understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience they have gained through their practice under the Act, in their opinion, each part of the Registration Statement, when such part became effective, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder.
          Further such counsel shall state that nothing that came to their attention in the course of such review has caused them to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, such counsel shall state that nothing that has come to their attention in the course of the procedures described in the second sentence of this paragraph has caused them to believe that the Prospectus, as of the time of purchase, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               Such counsel may also state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, except for those made under the caption "Description of the Debt Securities" in the Basic Prospectus, and any comparable provisions in any amendment or supplement to the Prospectus insofar as they relate to provisions of documents therein described. Also, such counsel may state that they do no express any opinion or belief as to the financial statement and schedules or other financial and statistical data contained in the Registration Statement or the Prospectus or as to the statement of eligibility and qualification of the Trustee under the Indenture under which the Underwritten Securities are being issued.

               The foregoing opinion of such counsel may be limited to the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and may state that such counsel express no opinion as to the effect of the laws of any other jurisdiction.

               In connection with the foregoing opinion, such counsel may rely, as to the due incorporation of the Company, upon the opinion, dated the date of their opinion, of David Lesser, Esq., General Counsel of the Company, delivered to the Company pursuant to the Terms Agreement.

               Such counsel may rely as to certain matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be responsible, and shall assume that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Trustee's certificates of authentication of the Underwritten Securities have been duly manually signed by one of the Trustee's authorized officers, and that the signatures on all documents examined by such counsel are genuine, assumptions which they will not have independently verified.

               Such counsel may state that their opinion is delivered to the Underwriters by them as special counsel for the Company and is solely for the Underwriters' benefit.

          (b) The Company shall furnish to the Underwriters at the time of purchase an opinion of David Lesser, Esq., General Counsel of the Company, addressed to each of the Underwriters and dated the time of purchase and in form reasonably satisfactory to Simpson Thacher & Bartlett, counsel for the Underwriters, to the effect that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to issue, sell and deliver the Underwritten Securities as herein contemplated;

               (ii) each of the Material Subsidiaries is a national banking association duly organized under the laws of the United States, holds a valid certificate of authority from the OCC and is authorized to do business as a national banking association under the laws of the United States, and has all corporate power and authority to own its properties and conduct its business as presently conducted, except where a lack of such corporate power and authority would not have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole;

               (iii) the Company and its Material Subsidiaries are duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of its properties or character of its operations makes such qualification necessary, except where failure to obtain such qualification, license or good standing would not, individually or in the aggregate, have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole;

               (iv) all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of the preemptive rights of any other stockholder of the Company; and all of the issued and outstanding shares of capital stock of each of the Company's Material Subsidiaries (except for directors' or other qualifying shares) are owned of record by the Company or one or more of its Subsidiaries, and all shares of such capital stock are duly and validly issued, fully paid and non-assessable (except to the extent provided in 12 U.S.C. (S) 55 or any comparable provision of State law);

               (v) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus;

               (vi) no approval, authorization, consent or order of or filing with any federal or District of Columbia governmental or regulatory commission, board, body, authority or agency is required in connection with the issue or sale of the Underwritten Securities by the Company as contemplated by the Terms Agreement other than registration of the Underwritten Securities under the Act, qualification of the Indenture under the Trust Indenture Act and prior written notice to the Reserve Bank, which notice has been duly given (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Underwritten Securities are being offered by the Underwriters); and the Company has obtained all necessary approvals and consents of the Reserve Bank and of any other applicable federal regulatory authority for the redemption of the Capital Notes as set forth under the caption "Use of Proceeds" in the Prospectus;

               (vii) the execution, delivery and performance of the Terms Agreement and the Indenture and the issuance of the Underwritten Securities by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (1) any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, except any such breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects of the Company and its Subsidiaries taken as a whole, or (2) any federal or District of Columbia law, regulation or rule or the General Corporation Law of the State of Delaware or any decree, judgment or order of any federal or state governmental authority known to such counsel applicable to the Company or any of its Material Subsidiaries; (B) to the best of such counsel's knowledge result in, or require the creation or imposition of, any material lien upon or with respect to any of the properties now owned or hereafter acquired by the Company or any of its Material Subsidiaries;

               (viii) to the best of such counsel's knowledge, neither the Company nor any of its Material Subsidiaries is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), (A) any license, indenture, mortgage, deed of trust, bank loan or credit agreement or any other agreement or instrument to which the Company or any of its Material Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or (B) any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, except any such breaches or defaults of a type referred to in (A) or (B) above which would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, properties, assets, business, results of operations or prospects, of the Company and its Subsidiaries taken as a whole or on the ability of the Company to consummate the transactions contemplated by the Terms Agreement, the Underwritten Securities and the Indenture;

               (ix) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

               (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act; and the Prospectus, and any supplements thereto, have been filed with the Commission within the time period specified by Rule 424(b) under the Act;

               (xi) to the best of such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity or before or by any court, governmental authority or administrative or regulatory authority which are required to be described in the Prospectus but are not so described; and

               (xii) the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; the deposit accounts of each of the Company's domestic bank subsidiaries are insured by the Bank Insurance Fund of the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or, to the best of such counsel's knowledge, threatened; except for the MOU and the Written Agreement, neither the Company nor any of its Material Subsidiaries is party to or otherwise the subject of any consent decree, memorandum of understanding, or written agreement as defined in the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (12 U.S.C. 1818(e)(1)(A)(i)), nor to the best of such counsel's knowledge is the Company or any of its Material Subsidiaries a party to any written agreement with the Bank of England; to the best of such counsel's knowledge, since the date of the Prospectus, neither the MOU nor the Written Agreement has been materially amended, supplemented or modified in writing.

               In addition, such counsel shall state that, as General Counsel of the Company, he reviewed the Registration Statement and the Prospectus, participated in discussions with representatives of the Underwriters and representatives of the Company, its outside counsel and its accountants, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder. Such counsel shall also state that between the effectiveness of the Registration

          Statement and the time of purchase, he participated in further discussions with representatives of the Company, its outside counsel and its accountants regarding the contents of certain portions of the Prospectus and certain related matters, and reviewed certificates of certain officers of the Company and a letter from the Company's independent accountants. Such counsel shall state that on the basis of the information he gained in the course of the performance of such services referred to above, considered in the light of his understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience he has gained through his practice under the Act, in his opinion, each part of the Registration Statement, when such part became effective, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder Further such counsel shall state that nothing that came to his attention in the course of such review has caused him to believe that any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, such counsel shall state that nothing that has come to his attention in the course of the procedures described in the second sentence of this paragraph has caused him to believe that the Prospectus, as of the time of purchase, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               Such counsel may also state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, except for those made under the caption "Description of the Debt Securities" and "Supervision and Regulation" in the Basic Prospectus, and any comparable provisions in any amendment or supplement to the Prospectus insofar as they relate to provisions of documents or legal matters therein described. Also, such counsel may state that he does not express any opinion or belief as to the financial statements and schedules or other financial and statistical data contained in the Registration Statement or the Prospectus or as to the statement of eligibility and qualification of the Trustee under the Indenture under which the Underwritten Securities are being issued.

               Such counsel may rely as to certain matters on information obtained from public officials, officers of the Company and other sources believed by such counsel to be responsible, and shall assume that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Trustee's certificates of authentication of the Underwritten Securities have been duly manually signed by one of the Trustee's authorized officers, and that the signatures on all documents examined by such counsel are genuine, assumptions which he will not have independently verified.

               The foregoing opinion of such counsel may be limited to the federal laws of the United States, the laws of the District of Columbia and the General Corporation Law of the State of Delaware, and may state that such counsel expresses no opinion as to the effect of the laws of any other jurisdiction.

               Such counsel may state that his opinion is delivered to the Underwriters as General Counsel of the Company and is solely for the Underwriters' benefit.

          (c) The Underwriters shall have received from Arthur Andersen & Co., letters dated, respectively, as of the date of the Terms Agreement and the time of purchase and addressed to each of the Underwriters in the forms heretofore approved by the Representatives.

          (d) The Underwriters shall have received at the time of purchase the favorable opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, dated the time of purchase as to the matters referred to in subparagraphs (i), (ii) and (iii) of paragraph (a) of this Section 6.

          In addition, such counsel shall state that such counsel have participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as to the matters referred to under subparagraph (iv) of paragraph (a) of this Section 6), on the basis of the foregoing, (i) such counsel are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and (ii) such counsel have no reason to believe that either the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus or with respect to the Trustee's Statement of Eligibility and Qualification on Form T-1).

          (e) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed to which the Representatives shall have failed to give their consent (which consent shall not be unreasonably withheld or delayed).

          (f) Prior to the time of purchase (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
     (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (g) Between the time of execution of the Terms Agreement and the time of purchase (i) no material adverse change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) no transaction which is material and adverse to the Company (other than as referred to in the Registration Statement and Prospectus) shall have been entered into by the Company or any of its Subsidiaries.

          (h) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase.

          (i) The Company shall, at the time of purchase, deliver to you a certificate of its chief executive officer and its chief financial officer to the effect that the representations and warranties of the Company set forth in this Agreement and the conditions set forth in paragraphs (f), (g) and (h) have been met and are true and correct as of such date.

          (j) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase as the Representatives may reasonably request, provided that no opinions of counsel or comfort letters shall be requested other than those referred to in subsections (a), (b) and (c) of this Section 7.

     7. Termination:  The obligations of the several Underwriters hereunder
        -----------
shall be subject to termination in the absolute discretion of the Underwriters if, at any time prior to the time of purchase, trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the reasonable judgment of the Underwriters, to make it impracticable to market the Underwritten Securities.

        If the Underwriters elect to terminate this agreement as provided in this Section 7, the Company shall be notified promptly in writing delivered by facsimile or telegram.

        If the sale to the Underwriters of the Underwritten Securities, as contemplated by the Terms Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of the Terms Agreement, the Company shall not be under any obligation or liability hereunder or thereunder (except to the extent provided in Sections 4(m), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company under this

Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

        8.  Increase in Underwriters' Commitments:  If any Underwriter shall
            -------------------------------------
default in its obligation to take up and pay for the Underwritten Securities to be purchased by it under the Terms Agreement and if the aggregate principal amount of Underwritten Securities which such Underwriter shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate principal amount of Underwritten Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Underwritten Securities they are obligated to purchase pursuant to the Terms Agreement) the aggregate principal amount of Underwritten Securities agreed to be purchased by the defaulting Underwriter.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Underwritten Securities hereunder unless all of the Underwritten Securities are purchased by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

        If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the Representatives shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

        The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 8 with the like effect as if such substituted Underwriter had originally been named in the Terms Agreement.

        9.  Indemnity by the Company and the Underwriters:
            ---------------------------------------------

        (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Act, the Exchange Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the

Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; and provided that the Company shall not be liable to any Underwriter if such Underwriter failed to deliver the Prospectus (as amended or supplemented by any amendment or supplement thereto filed prior to the time of purchase) at or prior to the time of confirmation of the sale of the Underwritten Securities which are the subject of any claim for indemnity under this Section 9 and such Prospectus (or any amendment or supplement thereto filed prior to the time of purchase) corrected the untrue statement or omission or alleged untrue statement or omission, unless such failure resulted from non-compliance by the Company with Section 4(c). For purposes of the last proviso to the immediately preceding sentence, the term "Prospectus" shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person.

        If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

        (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

        If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action affected without the written consent of such Underwriter.

        (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Underwritten Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Underwritten Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

        (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

        (e) The indemnity and contribution agreements contained in this
Section 9, and the covenants, warranties and representations of the Company contained in this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of the Terms Agreement or the issuance and delivery of the Underwritten Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the issuance and sale of the Underwritten Securities, or in connection with the Registration Statement or Prospectus.

     10.  Notices:   Except as otherwise herein provided, all statements,
          -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the Representatives at the address set forth for that purpose in the Terms Agreement, and, if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 808 17th Street, N.W., Washington, D.C., Attention: David Lesser, General Counsel.

     11.  Construction:  This agreement shall be governed by, and construed in
          ------------
accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     12.  Parties at Interest:  The Agreement herein set forth has been and is
          -------------------
made solely for the benefit of the Underwriters and the Company and the controlling persons, directors and officers referred to in Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

                                   SCHEDULE A

                             MATERIAL SUBSIDIARIES

                   The Riggs National Bank of Washington D.C.

                      The Riggs National Bank of Maryland

                      The Riggs National Bank of Virginia